PROSPECTUS

UBS ENSO FUND

Shares of Beneficial Interests

($100 per Share)

Investment Objective. UBS Enso Fund (the “Fund”) is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to achieve consistent, risk-adjusted returns that are uncorrelated to both general market indices and hedge fund indices, while at the same time preserving capital and minimizing downside risk and volatility. It is expected that under normal market conditions approximately two-thirds of the Fund’s assets will be invested outside of North America.

(continued on following page)

Investing in the Fund’s shares of beneficial interest (the “Shares”) involves a high degree of risk. See “Risk Factors” beginning on page 10.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Total
Offering Amount	$500,000,000
Sales Load (1)	$10,000,000
Proceeds to the Fund	$500,000,000(2)
______________

(1)      Generally, the minimum initial investment in the Fund is $100,000, which minimum is subject to waiver. Investments may be subject to a sales load of up to 2%. See “Plan of Distribution.”

(2)      The Fund will pay offering expenses of approximately $250,000 from the proceeds of this offering.

UBS Financial Services Inc. (“UBS Financial”), the principal underwriter of the Fund’s Shares, will distribute the Shares on a best efforts basis, subject to various conditions. The Fund also may distribute Shares through other brokers or dealers. The Fund will sell Shares only to Qualified Investors (as defined herein). Once a prospective shareholder’s order is received, a confirmation will be sent to the shareholder. Thereafter, the shareholder’s brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank Corp. for the benefit of the shareholder. See “Plan of Distribution.”

UBS Financial Services Inc.

April 9, 2008

(continued from previous page)

Investment Portfolio. The Fund seeks to achieve its investment objective by investing, both long and short, in a broad range of global equity securities. It is expected that under normal market conditions approximately two-thirds of the Fund's assets will be invested outside of North America. The Adviser evaluates investment opportunities using primary bottom-up research. Subject to the core objective of capital preservation and the Adviser's risk management process, the Fund's portfolio manager will allocate capital in the Fund to investments that the portfolio manager views as having the potential for the highest expected returns under prevailing market conditions.

Investment Adviser. The Fund’s investment adviser is UBS Enso Management, L.L.C. (the “Adviser”), which is a joint venture between UBS Fund Advisor, L.L.C. (“UBSFA” or the “Administrator”) and Enso Capital Management LLC (“Enso”).

Restrictions on Transfer; No Trading Market. The Fund’s shares are subject to restrictions on transfer and do not trade in any public market. With limited exceptions, liquidity is provided through semi-annual repurchase offers. See “Redemptions, Repurchases of Shares and Transfers.”

Interval Fund Structure and Repurchases of Shares. To provide liquidity to shareholders, the Fund will make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at their net asset value. See “Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares.”

Tax Treatment of the Fund. The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Administrator Fee, Advisory Fee and Incentive Fee. The Fund will pay the Administrator a monthly fee (the “Administrator Fee”) at an annual rate of 0.50% of the Fund’s net assets for the month. The Fund will also pay the Adviser both a monthly fee (the “Advisory Fee”) at an annual rate of 1.50% of the Fund’s net assets for the month, and, generally at the end of each fiscal year and at certain other times, an incentive fee (the “Incentive Fee”) equal to 20% of the Fund’s net profits. For purposes of calculating the Incentive Fee for any fiscal period, net profits will be determined by taking into account net realized gain or loss (including realized gain that may be distributed to shareholders during such fiscal period), and the net change in unrealized appreciation or depreciation of investment positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the “cumulative loss”) have been recovered by the Fund, occasionally referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of the Incentive Fee will be reduced in certain circumstances. The aggregate amount of the Incentive Fee, the Advisory Fee and the Administrator Fee payable by the Fund and its shareholders are higher than those paid by most other registered investment companies. See “Management of the Fund—Advisory Fee and Incentive Fee.”

Shareholder Qualifications. Shares will be offered only to shareholders who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. Generally, the stated minimum initial investment is shares with an initial value of at least $100,000, which minimum may be reduced in UBS Financial’s sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families. See “Shareholder Qualifications.”

This prospectus concisely provides the information that a prospective shareholder should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated April 9, 2008, is contained in a registration statement filed by the Fund with the SEC. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 486-2608. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 39 of this prospectus. In addition, you may request the Fund’s annual and semi-annual reports and other information about the Fund or make shareholder inquiries by calling (800) 486-2608. The Fund does not have a web site on which to publish the SAI and annual and semi-annual reports. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective shareholders and is not intended to be an active link.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund will, however, amend its registration statement to reflect any material changes to this prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”).

The Fund

UBS Enso Fund (the “Fund”) is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified, closed-end management investment company. The Fund’s investment adviser is UBS Enso Management, L.L.C. (the “Adviser”). See “General Information.”

Interval Fund and Repurchases of Shares

To provide liquidity to shareholders, the Fund will make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at their net asset value. See “Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares.”

Tax Treatment of the Fund	The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective and Strategies

The Fund’s investment objective is to achieve consistent, risk-adjusted returns that are uncorrelated to both general market indices and hedge fund indices, while at the same time preserving capital and minimizing downside risk and volatility. The Fund seeks to achieve its investment objective by investing, both long and short, in a broad range of global equity securities. It is expected that under normal market conditions approximately two-thirds of the Fund’s assets will be invested outside of North America. The Adviser evaluates investment opportunities using primary bottom-up research. Subject to the core objective of capital preservation and the Adviser’s risk management process, the Portfolio Manager will allocate capital in the Fund to investments that he views as having the potential for the highest expected returns under prevailing market conditions.

To implement its investment program, the Fund intends to invest and trade in various liquid and illiquid common stocks and preferred securities and other obligations, as well as financial derivatives. As discussed above, investments will include securities issued by non-U.S. issuers (including those in developing countries) and denominated in foreign currencies, and may include investments in small and mid-cap issuers. The Fund may employ currency hedges in certain circumstances to reduce currency risk and may engage in other derivative transactions for hedging and non-hedging purposes. The Fund may sell securities short and may also use leverage.

The Adviser

The Adviser is a joint venture between UBS Fund Advisor, L.L.C. (“UBSFA” or the “Administrator”) and Enso Capital Management LLC (“Enso”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Joshua A. Fink, chief executive officer and chief investment officer of Enso, serves as the Fund’s portfolio manager (the “Portfolio Manager”) and provides day-to- day management of the Fund’s investment portfolio, under the oversight of UBSFA’s personnel.

The Fund will enter into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser which is effective for an initial term expiring two years after its execution. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Fund’s board of trustees (the “Board” or the “Trustees”). The Board, or the Fund’s shareholders, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

Enso is a registered investment adviser under the Advisers Act under the control of Joshua A. Fink. Enso commenced investment activities in July 2002.

UBSFA is a direct, wholly owned subsidiary of UBS Americas, Inc. (“UBS Americas”), which, in turn, is an indirect wholly owned subsidiary of UBS AG, a Swiss bank. UBSFA is registered as an investment adviser under the Advisers Act. UBSFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

Administrator Fee

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Administrator Fee”) at the annual rate of 0.50% of the Fund’s net assets for the month.

Advisory Fee and Incentive Fee

The Fund pays the Adviser a monthly fee (the “Advisory Fee”) at the annual rate of 1.50% of the Fund’s net assets for the month, and, additionally, generally at the end of each fiscal year and at certain other times, an incentive fee (the “Incentive Fee”) equal to 20% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the “cumulative loss”) have been recovered by the Fund, occasionally referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund’s net asset value. Accordingly, the repurchase price received by a shareholder whose Shares (defined below) are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose Shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund’s performance declines.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period. The “fiscal period” is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the Shares being repurchased (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee. The aggregate amount of the Incentive Fee, the Administrator Fee and the Advisory Fee payable by the Fund and its shareholders is higher than those paid by most other registered investment companies. See “Management of the Fund—Advisory Fee and Incentive Fee.”

Borrowing

The Fund is authorized to borrow money for investment purposes and to meet requests for tenders. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%. See “Risk Factors—Leverage; borrowing” and “Investment Objective and Strategies—Types of Investments—Borrowing; Use of Leverage.”

Shareholder Qualifications

Shares will be sold only to investors who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a “qualified client” as defined in Rule 205-3 under the Advisers Act (“Qualified Investors”). Before you may invest in the Fund, you will be required to certify that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund’s Declaration of Trust (the “Trust Agreement”). (The form of shareholder certification that you will be asked to sign is attached to this prospectus as Appendix A.) If your shareholder certification is not received and accepted by the Fund’s distributor by the Closing Date (defined below), your order will not be accepted. If you attempt to transfer your Shares in violation of the Trust Agreement, the transfer will not be permitted and will be void. See “Shareholder Qualifications.”

Shareholder Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering

The Fund is offering up to $500,000,000 of shares of beneficial interest (the “Shares”) at an initial price of $100 per Share. The Shares are being distributed by UBS Financial Services Inc. (“UBS Financial”), the Fund’s principal underwriter, and other brokers or dealers. See “Plan of Distribution.” UBS Financial or its affiliates may pay from their own resources compensation to their financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders. Generally, the stated minimum investment is Shares with a value of at least $100,000, which minimum may be reduced in UBS Financial’s sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families. If you want to purchase Shares with a value of less than $100,000, you should speak with your financial advisor. In granting any waiver, consideration is given to various factors, including the shareholder’s overall relationship with UBS Financial, the shareholder’s holdings in other funds affiliated with UBS Financial, and such other matters as UBS Financial may consider relevant at the time. UBS Financial’s financial advisors may get a reduced sales credit for selling Shares substantially below this stated minimum initial contribution. The Fund expects to deliver the Shares to shareholders on or about May 1, 2008, or such earlier or later date as the Fund may determine, and may continue to sell Shares after this date (each date on which Shares are delivered is called a “Closing Date”). Prior to the receipt of the shareholder certification, investor funds will be held in escrow.

Distribution Policy

The Fund will pay dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year. The Fund will pay substantially all of any taxable net capital gain realized on investments to shareholders at least annually. Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares). Shareholders may elect initially not to reinvest by indicating that choice on the shareholder certification attached to this prospectus as Appendix A. Thereafter, shareholders are free to change their election at any time by contacting PFPC Inc. (“PFPC”), the Fund’s administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund). Shares purchased by reinvestment will be issued at their net asset value on the ex−dividend date (which is generally expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund that is not listed on a national stock exchange. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be provided only through semi-annual repurchase offers described below. Shareholders will not have liquidity between these repurchase dates. An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risk Factors—Limited liquidity.”

Repurchase of Shares

To provide liquidity to shareholders, the Fund will make semi-annual offers to repurchase at net asset value between 5% and 25% of its outstanding Shares in the Board’s discretion. The Fund currently intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities or by borrowing to finance the repurchases. The Fund expects to make its first repurchase offer in September 2009 and thereafter every March and September.

If Share repurchase requests exceed the number of Shares in the Fund’s repurchase offer, the Fund may (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. See “Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares.”

Repurchases of Shares by the Fund that are not offset by additional sales of Shares will decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such Share repurchase transactions may reduce the Fund’s returns.

In addition, the Fund may repurchase all or a portion of a shareholder’s Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund. See “Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares.”

Risk Factors	An investment in the Fund involves a high degree of risk. These risks generally include:

	•	loss of capital

	•	the Fund has no operating history

•	the Adviser is newly organized

•	the Fund may invest in securities that are illiquid and volatile

•

the Shares will be illiquid securities and will not be listed on any exchange or otherwise generally transferable, so that investors may have to bear the economic risk of an investment in the Fund for a substantial period of time

•	the Fund may have a high portfolio turnover rate

•	the Fund cannot guarantee that shareholders will be able to sell all of their Shares in a repurchase offer as desired

•	the Fund’s Adviser has conflicts of interests

•	the Fund has an interval fund structure pursuant to which the Fund’s semi-annual repurchases may continually decrease the overall size of the Fund, to the extent that additional Shares are not sold

•	the Fund will bear an incentive fee

Additionally, certain trading techniques or investment strategies present the following specific risks:

•

the risks associated with investing in securities of non-U.S. issuers (including those located in developing countries), including issues relating to currency rates and regulations, less stringent public reporting, accounting, auditing and financial standards, and legal, economic and political uncertainties

•

the risks of investing in small and mid-cap companies, including limited product lines and financial resources, undeveloped markets, reduced market liquidity, increased share price volatility and lack of management depth

•

the risks arising from investments in companies in developing markets, including less diverse and mature economic structures, less stable political and social systems, and more volatile and concentrated markets

•

the risks associated with selling securities short, including the possibility of theoretically unlimited losses, the potential to increase adverse price movements on the Fund's portfolio, and the possibility that the Fund may not be able to close out a short position

•

the risks involved with the use of derivatives, including the illiquidity of certain instruments, the potential that the instrument underlying a derivative may not perform as expected, and the possibility that the issuer of the derivative may be unable to pay amounts due

•	the risks associated with hedging against foreign currency risks, including unfavorable fluctuations in exchange rates and the possible imposition of exchange controls

•

the risks from borrowing (or leverage) for investment purposes, including magnifying any loss from a decline in the value of the Fund’s assets, and the possibility that the Fund might not be able to repay borrowings, or be forced to sell investments at disadvantageous times if it does not generate sufficient cash flow from operations

•

the greater risk faced by the Fund as a "non-diversified" fund because adverse changes to a single portfolio security issuer may cause a greater fluctuation in the value of the Shares than if the fund were a "diversified" fund

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

See “Risk Factors.”

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

Shareholder Transaction Expenses
Maximum sales load(1) (as a percentage of offering amount)	2.00%
Maximum redemption fee	None
Offering expenses borne by the Fund (as a percentage of offering amount)	0.05%(2)

Annual Expenses (as a percentage of net assets attributable to Shares)
Management fee	1.50%(3)
Interest payments on borrowed funds	1.10%
Other expenses (including Administrator Fee of 0.50%)	2.09%
Acquired fund fees and expenses(4)	0.09%
Total annual expenses	4.78%

__________
(1) Investments may be subject to a waivable sales load of up to 2%. See “Plan of Distribution.”
(2) Amount reflects estimated offering expenses of approximately $250,000 to be paid by the Fund.

(3)      In addition to the Advisory Fee and the Administrator Fee, the Fund will pay the Adviser, generally at the end of each fiscal period, and at certain other times, an Incentive Fee equal to 20% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal period, net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal period (the “cumulative loss”) have been recovered by the Fund. The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fee previously paid by the Fund. The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares.

(4)      Includes the fees and expenses of other investment funds in which the Fund intends to invest based upon the anticipated net proceeds of this offering. The “Acquired fund fees and expenses” disclosed above are based on historic earnings of the other investment funds, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” For purposes of this calculation, the Adviser assumed that 5% of the Fund’s portfolio will be invested in other investment funds, although such percentage may vary over time.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder in the Fund. The “Other expenses” shown above are estimated based on estimated net assets of the Fund of $500 million. For a more complete description of the various costs and expenses of the Fund, see “Management of the Fund.”

	Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses, including an Incentive Fee (see footnote 3 above), on a $1,000 investment, assuming a 5% annual return:*	$67.41	$169.45	$281.95	$616.28

	1 Year	3 Years	5 Years	10 Years

* Without the sales load, the expenses would be:	$47.82	$143.63	$239.64	$480.59

The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.   Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the actual rate of return exceeds 5%, the dollar amounts could be significantly higher as a result of the Incentive Fee.

PRIVACY NOTICE

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. “Personal Information” is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about Fund transactions and balances in your accounts with UBS Financial or its affiliates or other Fund holdings and any affiliation with UBS and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

General

The identification of attractive investment opportunities is difficult and involves a significant degree of uncertainty. Returns generated from the Fund’s investments may not adequately compensate shareholders for the business and financial risks assumed. The Fund is subject to those market risks common to funds investing in all types of securities, including market volatility. Also, certain trading techniques employed by the Adviser such as short sales, investment in foreign securities and the use of leverage, may increase the adverse impact to which the Fund’s investment portfolio may be subject. Potential shareholders should consider the following risks before subscribing for Shares.

Stock prices fluctuate

Apart from the specific risks identified below, the Fund’s investments may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Semi-annual repurchase of securities

The Fund’s required semi-annual repurchases may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. The Fund’s repurchase policy may force the Fund to sell assets it otherwise would not sell, or to sell assets sooner than it might otherwise have sold them. It also may reduce the investment opportunities available to the Fund and, to the extent that additional Shares are not sold, cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Because the Fund will offer to repurchase between 5% and 25% of its outstanding Shares in each repurchase offer, if a repurchase offer is over-subscribed, shareholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer. In the event that a repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional Shares, but only up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis. Due to the potential for pro-ration if the repurchase offer is over-subscribed, some shareholders may tender more Shares than they wish to have repurchased in order to ensure the repurchase of a specific number of Shares. Further, because the Fund may, in certain circumstances, liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. To the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund’s returns.

Investments in foreign securities

The Fund plans to invest principally in the securities of foreign issuers located in a variety of countries around the world, with different economies, geo-political risks, and other relevant factors in an effort to diversify exposure among countries. Foreign issuers are those (a) organized under the laws of, (b) whose securities have their principal trading markets in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in countries other than the United States. Investments in foreign securities face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital

•	reduced availability of information regarding foreign companies

•	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements

•	reduced liquidity and greater volatility

•	difficulty in obtaining or enforcing a judgment

•	increased market risk due to regional economic and political instability

•	increased brokerage commissions and custody fees

•	securities markets which are less developed than in the U.S. and subject to a lesser degree of supervision and regulation

•	foreign withholding taxes

•	delays in settling securities transactions

•	threat of nationalization and expropriation

•	increased potential for corrupt business practices in certain foreign countries

Foreign currency translation risks

All calculations with respect to the Fund, including determinations of net profits and losses, are denominated in U.S. dollars. Transactions undertaken in foreign currencies, if any, are subject to risks associated with the translation into U.S. dollars and the receipt of U.S. dollars upon the consummation of such transactions. To the extent that it engages in such transactions, the Fund is subject to the risk of unfavorable fluctuations in the exchange rate between the local currency and U.S. dollars and the possibility of certain exchange controls. The Fund has no obligation to enter into any currency hedging transactions, and there can be no assurances that any currency hedging techniques, if employed, will be used successfully.

Investments in mid-cap and small-cap companies

Although the Fund may invest in companies of any capitalization, the Fund may invest a substantial amount of its assets in equity securities of mid-cap and small-cap companies. These investments may present greater opportunity for growth, but there are specific risks associated with investments in these companies, which include:

•	poor corporate performance, limited product lines, undeveloped markets and/or limited financial resources

•	less predictable returns, less publicly available information and little or no research by the investment community

•	reduced or zero liquidity and absence of exchange listings or dealers willing to make a market

•	increased share price volatility because, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over smaller, lesser-known companies

•	reliance, in many cases, on one or two key individuals for management

Developing markets risk

Because the Fund may purchase securities of companies worldwide, it may purchase securities of issuers located in developing countries. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. The markets of developing countries may face the following additional risks, among others:

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries

•	high concentration of investors and financial intermediaries

•	political and social uncertainties

•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices

•	overburdened infrastructure and obsolete or unseasoned financial systems

Limited liquidity

The Fund is a closed-end investment company designed primarily for long-term investors. Shares of the Fund will not be traded on any securities exchange or other market, and no market for the Shares is expected to develop. Any person that holds Shares may have to bear the economic risk of an investment in the Fund for a substantial period of time and, consequently, should consider such investment to illiquid. With very limited exceptions, Shares are not transferable. Liquidity will generally be provided principally through semi-annual repurchase offers. See “Redemptions, Repurchases of Shares and Transfers.”

Leverage; borrowing

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund’s investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Fund’s performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

The Investment Company Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an “asset coverage” of less than 300%. This could prevent the Fund from completing its repurchase offers. For this purpose, an “asset coverage” of 300% means that the Fund’s total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund’s loan agreements.

The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Fund’s shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund. Payments of interest and fees incurred in connection with borrowings will increase the Fund’s expense ratio and will reduce any income the Fund otherwise would have available. The Fund’s obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

To obtain “leveraged” market exposure in certain investments and in an effort to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute “indebtedness” for purposes of the “asset coverage” requirement. These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein. In some cases, the leverage may be significant with an associated significant risk of loss.

Operating history

The Fund is a newly organized investment company with no previous operating history upon which shareholders can evaluate the performance of the Fund. Furthermore, the past investment performance of Enso, and entities with which Enso or the Portfolio Manager has been associated, should not be construed as an indication of the future results of the Fund or any investment in the Fund.

Reliance on key personnel of the Adviser

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Portfolio Manager. If he was to leave Enso, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Incentive Fee

The right to the Incentive Fee may give the Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the Administrator Fee and the Advisory Fee. In addition, since the Incentive Fee is generally calculated based on unrealized as well as realized gain on securities positions, the amount of the Incentive Fee ordinarily will be greater than if it were based solely on realized gains.

The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares. The repurchase price received by a shareholder whose Shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. An Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been determined.

Whenever Shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund’s assets paid in respect of such repurchase or in respect of such dividend or distribution. For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund’s Shares are repurchased in a repurchase offer (meaning that 5% of the Fund’s assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions). Consequently, as the number of outstanding Shares increases, the per-Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage Incentive Fee than you otherwise would.

For an explanation of the Incentive Fee, see “Management of the Fund—Advisory Fee and Incentive Fee.”

Non-diversified status

The Fund is classified as a “non-diversified” management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Shares.

High portfolio turnover rate

Although the Fund seeks long-term capital appreciation, the Fund may sell securities and other investments when deemed appropriate by the Adviser, without regard to how long they have been held. As a result, the Fund’s portfolio turnover rate may be high. A high rate of portfolio turnover means that the Fund will incur higher brokerage commissions, which will reduce the Fund’s investment returns, and may result in short-term gains that will be taxable to investors.

Restricted and illiquid securities

The Fund is permitted to invest up to 50% of its assets in securities that may be restricted or illiquid. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Restricted and other illiquid investments involve the risk that the securities cannot be sold at the time desired by the Fund or at prices approximating the value the Fund has determined. Difficulty in selling illiquid investments could impair the Fund’s ability to meet repurchase requests or to pay its fees and expenses.

Securities believed to be undervalued or incorrectly valued

Securities which the Adviser believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Adviser anticipates. As a result, the Fund may lose all or substantially all of its investment in any particular instance. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument and some obligations and preferred stock in which the Fund invests may be less than investment grade.

Use of derivatives

The Fund is authorized to use derivative instruments to attempt to hedge portfolio risk, for cash management purposes and for non-hedging purposes in pursuit of its investment objective. Investing in derivative investments involves numerous risks. For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge unsuccessful

•	the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument

•	certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid

•	derivatives may change rapidly in value because of their inherent leverage

All of this can mean that the Fund’s net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Short selling

Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

•	while the potential gain on a short sale is limited, the loss is theoretically unlimited

•	it can increase the effect of adverse price movements on the Fund’s portfolio

•	the Fund may not be able to close out a short portion at any particular time or at the desired price

•

the Fund may be subject to a “short squeeze” when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position

•	if the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions

•	certain foreign markets may limit the Fund’s ability to short stocks

Preferred securities

To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

General. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in US federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed-rate preferred securities may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities.

Limited Voting Rights. Generally, preferred security holders (such as ourselves) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Lending portfolio securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-US securities.

Conflicts of interest

UBSFA and Enso, or their affiliates, provide investment advisory and other services to various entities. UBSFA and Enso and certain of the investment professionals who are principals of or employed by UBSFA or Enso or their affiliates also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by UBSFA, Enso and their affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, UBSFA and Enso and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which UBSFA or Enso will cause one or more of their Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which UBSFA or Enso will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

UBSFA or its affiliates may have an interest in other accounts managed by Enso (“Enso Accounts”) on terms different than an interest in the Fund. In addition, Enso may receive research products and services in connection with the brokerage services that UBSFA and its affiliates may provide from time to time to one or more Enso Accounts or to the Fund. The Enso Accounts may charge asset-based fees and may be subject to incentive fees that are lower than the Advisory Fee, Administration Fee and Incentive Fee to which the Fund is subject.

USE OF PROCEEDS

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies and principal strategies as soon as practicable (which the Fund expects to be within three months) after the closing of the offering. The Adviser’s Incentive Fee will initially be measured from the commencement of the Fund’s operations. The Fund will pay estimated initial offering expenses of approximately $250,000 from the proceeds of this offering.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to achieve consistent, risk-adjusted returns that are uncorrelated to both general market indices and hedge fund indices, while at the same time minimizing downside risk and volatility. Capital preservation is a core objective of this Fund. The Fund seeks to achieve its investment objective by investing, both long and short, in a broad range of global equity securities.

The Fund’s portfolio will have a broad range of securities with respect to both industry and geography. It is expected that under normal market conditions approximately two-thirds of the Fund’s assets will be invested outside of North America. The Fund will generally concentrate on mid- to large-capitalization companies, but may invest across the capitalization scale with various risk/reward profiles in particular investments while maintaining the overall core objective of capital preservation. The Adviser’s research is focused on businesses typically hailing from the Basic Materials, Communications, Consumer Goods, Energy, Financial, Healthcare, Industrial, Technology and Utilities sectors.

Investment Process

Fundamental analysis, with an emphasis on primary research, is the foundation of the Adviser’s investment process, which merges bottom-up analysis with top-down sub-sector investigation. As the foundation of the Adviser’s research process, senior portfolio managers spend a good deal of time traveling, meeting with management teams and visiting company facilities seeking opportunities. The Adviser’s portfolio managers have gained focused knowledge in the sub-industries in which the Fund will invest while maintaining a global perspective, which allows them to compare industries across different regions around the globe. A large portion of the Adviser’s research is focused on understanding the structure and economics of each sub-industry in which the Fund will invest and following how those economics change over time. Additionally, the Adviser’s portfolio managers are experienced at conducting balance sheet and credit analysis, modeling debt amortization schedules and studying debt covenants. The above process aids the Adviser in finding suitable short candidates as well as long de-leveraging candidates.

The Adviser's portfolio construction process seeks, in the language of the hedge fund industry, to generate "alpha" while mitigating "beta." Beta is a measure of volatility, or systematic risk, of an investment compared to a benchmark index. A lower beta indicates less volatility compared to the index, while a higher beta indicates more volatility. Alpha is a measure of performance on a risk-adjusted basis, which incorporates the volatility of an investment and compares its risk-adjusted performance to a benchmark index. The excess return of the investment relative to the benchmark index is the investment's alpha. So, in other words, the Adviser's strategy seeks to outperform its benchmark index while minimizing volatility against the index, as described further in "—Risk Management," below.

As a result of this research process, the Adviser will generate core investment ideas which will comprise the majority of the Fund’s portfolio. Though the portfolio is generally expected to consist of a significant number of diverse positions, the majority of the Fund’s value-at-risk is expected to be driven by a smaller number of core positions representing a handful of themes around the globe. The remaining positions will include those the Adviser is working into or out of and occasional trading positions. On average, the thesis for a core position has an investment horizon of approximately 18-24 months, but in instances may, for example, be as short as a week or as long as two or three years.

Risk Management

The Adviser has developed a three-part risk management process. The first component involves having thorough knowledge of each position. The second aspect involves constructing a low-risk portfolio by monitoring and managing the volatility of individual positions and the overall portfolio with the intention of constraining the volatility of the portfolio in relation to the MSCI World Index. The third component involves risk management at the firm-wide level. The Adviser has developed its own risk management systems and the Adviser has also partnered with Risk Metrics. The Adviser performs daily value-at-risk analysis stress tests portfolios, and executes scenario analyses. Every core addition or deletion to the portfolio is run through the Adviser’s systems to understand how much incremental risk is being added to or deleted from the overall portfolio. Lastly, a monthly risk management meeting is convened to discuss the overall risk of the portfolio. At this meeting, the securities in the portfolio are reviewed, not to discuss the investment attributes of each security, but to discuss the imbedded risk associated with each position, which allows all the members of the firm to act as a check and balance against each other from a risk perspective.

Types of Investments

Equity Securities.

A majority of the Fund’s investments will be in equity securities of issuers selected through the Adviser’s investment process.

Common Stock. Common stock generally represents the residual equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market or particular sectors of the market and a drop in the stock market or a sector may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or economy, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of trustees. Income payments on preferred securities are usually cumulative, causing dividends and distributions to accumulate even if not declared by the board of trustees or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. There is no assurance that dividends or distributions on the preferred securities in which the Fund may invest will be declared or otherwise made payable.

Short Positions.

As a part of its investment program, the Fund generally expects to implement two types of short strategies for absolute return and hedging purposes. The first type of short investment strategy will be outright short positions. Portfolio hedging is the second type of short strategy that the Fund will utilize. In keeping with the core objective of capital preservation, the Fund will hedge to control the risk exposure due to adverse changes in price. The Adviser will identify and monitor specific equity securities to be used to reduce the volatility of the overall portfolio. This strategy is intended to protect the Fund’s portfolio against equity market risk and severe price dislocations.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited. Purchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Fund is under no obligation to utilize short sales at all.

Foreign Securities.

The Fund will invest primarily in securities of non-US, or foreign, issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (“GDRs”), and other forms of depositary receipts. The Fund will consider a company to be a US issuer and not a foreign issuer if it was organized in the US and its primary business office is in the US.

ADRs are receipts typically issued by a US bank which evidence ownership of underlying securities issued by a non-US corporation. GDRs are receipts issued outside the US typically by non-US banks that evidence ownership of either foreign or domestic securities. These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The Fund will also invest directly in securities of foreign issuers.

Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the US. These factors are listed in the prospectus under “Risk Factors — Investments in foreign securities.”

The Fund may, but is not required to, attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the US dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s investment objective, such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s investment portfolio. The Fund also may engage in currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies). These transactions may help reduce the Fund’s losses on securities denominated in a currency other than US dollars, but it also may reduce the potential gain on the securities depending on changes in the currency’s value relative to the US dollar. There can be no assurance that the Fund will engage in these strategies or that these strategies will be successful.

Other Investment Companies.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. Other provisions of the Investment Company Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Exchange Traded Funds. Subject to the limitations on investment in other investment companies, the Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national securities exchange. ETFs may be based on indices or baskets of underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Money Market Instruments.

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid indirectly by the Fund), or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements. The Fund does not intend to invest in money market instruments in pursuit of capital appreciation.

Reverse Repurchase Agreements.

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage on the part of the Fund which also may increase the volatility of the Fund’s investment portfolio.

Special Investment Techniques.

The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities for cash management and for non-hedging purposes to pursue the Fund’s investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities. To the extent necessary to comply with Securities and Exchange Commission (“SEC”) staff positions, the Fund will segregate liquid assets in respect of its derivative positions.

Derivatives.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indexes, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options.

The Fund may engage in options transactions. The Fund also may invest in so-called “synthetic” options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

A covered call option sold by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund to loss of opportunity to realize appreciation in the market price of the underlying security in excess of the strike price but protects the Fund against depreciation in the market price of the security to the extent of the premium received for selling the option. A put option sold by the Fund, exposes the Fund during the term of the option to a decline in price of the underlying security below the strike price.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

Warrants.

Warrants are option instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements.

The Fund may enter into equity, interest rate, index, currency rate and other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) on a particular referenced item, which my be an interest rate, index or nearly anything else, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount exposed to changes in the referenced item.

The Fund may purchase cash-settled options on swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms and may be considered to be illiquid.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Call and Put options on Securities Indexes.

The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser’s ability to correctly predict movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

Borrowing;Use of Leverage.

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. The use of borrowings involves a high degree of risk. See “Risk Factors—Leverage; borrowing.”

Lending Portfolio Securities.

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities and generally also receives a fee equal to a portion of the interest on the cash collateral required to be posted by the borrower of the securities. Interest earned may offset, and thus reduce, Fund expenses. In respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities.

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days, weeks or months after the date of the commitment to purchase. The payment obligation and the terms of the securities are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price available in the market when the delivery takes place actually may be more favorable than that obtained in the transaction itself. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Segregation.

For certain types of investments described above, the Fund may engage in transactions that may be deemed to create leverage (“Senior Security Transactions”). In order to avoid the creation of a “senior security” (as defined in Section 18 of the Investment Company Act) and thereby to avoid a violation of Section 18 of the Investment Company Act, the Fund may “cover” the Senior Security Transaction as provided in various interpretations of the staff of the SEC or “collateralize” the Senior Security Transaction by creating a segregated account on the books of the Fund and/or the Fund’s custodian bank containing securities having a value at least equal to the Fund’s obligations under the Senior Security Transaction.

MANAGEMENT OF THE FUND

General

The Fund’s Board provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund’s investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund’s Trustees, pursuant to the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. A discussion of the basis for the Board’s approving the Investment Advisory Agreement will be available in the Fund’s annual report to shareholders for the fiscal year ending December 31, 2008.

The offices of the Adviser are located at 51 West 52nd Street, New York, New York 10019. The Adviser is a joint venture between UBSFA and Enso. Within the joint venture, the portfolio manager from Enso provides day-to-day management of the Fund’s investment portfolio, and UBSFA’s personnel oversee the portfolio manager's activities.

Enso, a registered investment adviser under the Advisers Act, is controlled by Joshua A. Fink. Enso commenced investment activities in July 2002.

UBSFA is a direct, wholly-owned subsidiary of UBS Americas, which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. UBSFA is registered as an investment adviser under the Advisers Act. UBS Financial, a wholly owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange and other principal securities exchanges. UBSFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

The Fund has claimed an exclusion form the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. The Fund will not be subject to any limits imposed by the Commodity Futures Trading Commission on investments made by the Adviser in futures contracts and options on such contracts.

Portfolio Management

Joshua A. Fink is the person primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Fink is the founder, Chief Executive Officer and Chief Investment Officer of Enso. Before forming Enso in 2002, Mr. Fink was a Managing Director at Argonaut Capital Management, where he served as both a portfolio manager and an analyst.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of investments in the Fund.

Administrator and Administrator Fee

The Administrator provides administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services.

The Fund will pay a monthly fee to the Administrator for administrative services at an annual rate of 0.50% of the Fund’s net assets for the month. The overall amount payable by the Fund and its shareholders, consisting of the Administrator Fee, the Advisory Fee and the Incentive Fee, will be higher than those paid by most other registered investment companies.

Advisory Fee and Incentive Fee

In addition to the Administrator Fee paid to the Administrator, the Adviser will be paid both a monthly Advisory Fee at an annual rate of 1.50% of the Fund’s net assets for the month, and the Incentive Fee in an amount generally equal to 20% of the Fund’s net profits. For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods have been recovered by the Fund. This is sometimes known as a “high water mark” calculation. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent period.

The Fund will accrue the Incentive Fee monthly based on the Fund’s investment performance. The Fund’s net asset value is reduced or increased to reflect these calculations. Accordingly, the repurchase price received by a shareholder whose Shares are repurchased in a repurchase offer will be based on a Share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose Shares are not repurchased on a periodic Share repurchase date, the Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of a fiscal period. The “fiscal period” is normally the fiscal year, except that, whenever there are Share repurchases pursuant to periodic repurchase offers since the date of the end of the prior fiscal period, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of such repurchase (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

If the Fund is in a net loss situation, there will be no accrual of Incentive Fees, and no Incentive Fees will be payable. If this situation arises, the Fund will keep track of its “cumulative loss” on a monthly basis. Each time Shares are repurchased in a repurchase offer, and each time the Fund pays a dividend or a distribution, the Fund will adjust the amount of any cumulative loss downward in proportion to the reduction in the Fund’s assets paid in respect of such repurchase or paid in respect of such dividend or distribution, so that the repurchase of Shares or payment of a dividend or distribution has the effect of reducing the amount of cumulative loss. However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions), the number of outstanding Shares will increase and the per-Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage Incentive Fee than you otherwise would.

Very few investment advisers to registered investment companies receive an Incentive Fee similar to that to which the Adviser is entitled. However, the Incentive Fee is comparable to performance-based fees charged by private funds.

The calculation of the Incentive Fee involves complex accounting concepts. The Fund encourages you to consult with your financial adviser regarding this calculation.

Other Expenses of the Fund

The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include:

•

all costs and expenses related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

•	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•

the costs and expenses of holding any meetings of the Board or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Trustees;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•

all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of custodians and other persons providing administrative services to the Fund; and

•	such other types of expenses, including trade order management and execution costs, as may be approved from time to time by the Board.

The Fund will reimburse the Adviser and the Administrator for any of the above expenses that they pay on behalf of the Fund.

Additional Administrative and Custodial Services

PFPC performs certain administration, accounting and investor services for the Fund (as well as for other funds sponsored or advised by UBS Americas or its affiliates, including the Adviser), and will be paid fees by the Fund for its services in amounts in line with industry practice.

PFPC Trust Company, an affiliate of PFPC, acts as custodian for the Fund’s assets.

SHAREHOLDER QUALIFICATIONS

Shares of the Fund will be offered only to shareholders who are “qualified clients” as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a “qualified purchaser” in the Investment Company Act and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in UBSFA’s investment activities. All of these persons are referred to in this prospectus as “Qualified Investors.” You must complete and sign a shareholder certification before you may invest. If your shareholder certification is not received and accepted by UBS Financial by the applicable Closing Date, your order will not be accepted. The form of shareholder certification is included as Appendix A to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

The Board has adopted repurchase offer policies as fundamental policies. These policies, which may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting Shares (as defined in the Investment Company Act), provide that every six months, the Fund intends to make an offer to repurchase a portion of the value of its outstanding Shares from shareholders who request repurchases. Shares will normally be repurchased at their net asset value determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) within a maximum of 14 days after the repurchase offer ends as described below.

No Right of Redemption or Transfer

No shareholder or other person holding a Share or a portion of a Share will have the right to require the Fund to redeem the Share or portion thereof. No public market exists for Shares, and none is expected to develop. With very limited exceptions, Shares are not transferable and liquidity will be provided only through limited repurchase offers. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund has an interval fund structure, pursuant to which it intends to make semi-annual offers to repurchase at net asset value between 5% and 25% of its outstanding Shares in the Board’s discretion. Currently, the Fund expects to offer to repurchase outstanding Shares every March and September, commencing September 2009. The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The repurchase offers will be made pursuant to fundamental policies of the Fund that may be changed only with the approval of the Fund’s shareholders.

Repurchases of Shares may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such repurchase transactions may reduce the Fund’s returns.

The Fund will make semi-annual offers to repurchase Shares pursuant to Rule 23c-3 under the Investment Company Act, and the Trustees may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “repurchase request deadline”) will be generally on or about the 18th day in the months of March and September or, if the 18th day is not a business day, on the next business day. The date on which the repurchase price for Shares is to be determined will be generally the last day of the month (the “repurchase pricing date”), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).

Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act. If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Prior to the commencement of a repurchase offer, the Fund will send a notification of the offer to shareholders. The notification will specify, among other things:

•	the percentage of Shares that the Fund is offering to repurchase;

•	the date on which a shareholder’s repurchase request is due;

•	the date that will be used to determine the Fund’s net asset value applicable to the Share repurchase;

•	the date by which shareholders will receive the proceeds from their sales of Shares; and

•	the net asset value of the Shares of the Fund no more than 7 days prior to the date of the notification.

The Fund will send this notification between 21 and 42 days before each repurchase request deadline. A shareholder’s broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased Shares.

The repurchase request deadline will be strictly observed. If a shareholder, or the shareholder’s broker, dealer or other financial intermediary fails to submit a shareholder’s repurchase request in good order by the due date, the shareholder will be unable to liquidate the Shares until the next six-month period, and the shareholder will have to resubmit the request in that subsequent period. Shareholders should advise the Fund or their brokers, dealers or other financial intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

The Trustees will, in the exercise of their duties and subject to applicable law, determine the repurchase offer amount for each repurchase offer based upon such considerations as market demand and the Fund’s net asset value. There is no minimum percentage of the value of Shares that must be tendered before the Fund will honor repurchase requests. However, the repurchase offer amount determined by the Trustees for each repurchase offer sets a maximum value of Shares that may be purchased by the Fund. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, repurchase additional Shares, but only up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of proration on the business day following the due date. The value of Shares each shareholder asked to have repurchased will be reduced by the same percentage. If any amount of Shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder’s repurchase request will not be given any priority over other shareholders’ requests at this later date. Thus, there is a risk that the Fund may not purchase all of the Shares a shareholder wishes to sell in a given six-month period, or in a subsequent six-month period. In anticipation of the possibility of prorating, some shareholders may tender more Shares than they wish to have repurchased in a particular six-month period, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell the number of Shares they desire to sell.

All repurchase offer materials are mailed to shareholders of record before commencement of the repurchase offer. Shareholders whose Shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their Shares in the repurchase offer.

In addition, the Fund may repurchase all or a portion of a shareholder’s Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

Determination of Repurchase Price

Repurchase prices are set at a price equal to the net asset value per Share of the Fund as of a specified date that occurs after the repurchase request deadline, which shall be specified in the notice. The Fund’s net asset value per Share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it also may change materially shortly after a repurchase request deadline and the repurchase pricing date. Such changes may be more pronounced and more rapid than with other funds because of the Fund’s investment objective and policies and the potential for Incentive Fees. Payment for tendered Shares will be distributed no later than seven days after the repurchase pricing date.

Net asset value per share is calculated at least weekly as of the close of business on the NYSE, and at such other times as is required under Rule 23c-3 of the Investment Company Act. The method by which the Fund calculates its net asset value is discussed under the caption “Calculation of Net Asset Value” and additional risks are discussed under “Risk Factors—Limited liquidity.” Shareholders who wish to obtain the net asset value per share during this period should contact the Fund, the Fund’s Administrator, or their financial adviser.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See “Risk Factors—Leverage; borrowing.”

A shareholder who tenders its Shares for repurchase generally will have a taxable event.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments following the conclusion of a repurchase offer, the Fund may hold a larger proportion of its total assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

CALCULATION OF NET ASSET VALUE

The Fund typically will compute its net asset value at least weekly in accordance with the procedures set forth below.

Domestic exchange-traded and NASDAQ-listed equity securities (other than options) will be valued at their last closing sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their bid prices for securities held long, or their ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Debt securities will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value. If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request that the Board, or a committee thereof, instead value the security at fair value. In any such situation, the Board, or a committee thereof, will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the valuation committee in good faith.

All assets and liabilities initially expressed in foreign currencies will generally be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the United States.  Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Prospective shareholders should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the Board’s judgments regarding appropriate valuations should prove incorrect. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance or repurchase of its Shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund’s investments will also affect the amount of the Administrator Fee, Advisory Fee and Incentive Fee. See “Risk Factors—Incentive Fee.” All fair value determinations by the Adviser are subject to ratification by the Board.

Expenses of the Fund, including the Administrator Fee, the Advisory Fee and the Incentive Fee and the costs of any borrowings are accrued monthly and taken into account for the purpose of determining net asset value. See “Risk Factors—Incentive Fee.”

DESCRIPTION OF SHARES

General

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of Shares of beneficial interest. The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send periodic reports (including financial statements), when available, to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor. In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value. This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers. See “Risk Factors—Limited liquidity.”

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. Any change in the Fund’s fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders’ meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The following brief tax discussion assumes you are a U.S. shareholder. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid to you out of the Fund's "investment company taxable income" as that term is defined in the Code, determined without regard to the deduction for dividends paid, will be taxable to you as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Qualified dividend income generally includes dividends from domestic corporations and dividends from "qualified foreign corporations." A foreign corporation is a "qualified foreign corporation" if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A "qualified foreign corporation" does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion, if any, of the dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund Shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund Shares; any such distributions in excess of your basis are treated as gain from a sale of your Shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund Shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

If you sell or redeem your Fund Shares you may realize a capital gain or loss (provided the Shares are held as a capital asset) which will be long-term or short-term, depending generally on your holding period for the Shares.

We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the Internal Revenue Service that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Certain dividends and other distributions received from sources outside the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund will make an election to pass through to its shareholders the amount of foreign taxes paid by it.

The Fund has elected to be treated as, and intends to qualify each year as, a regulated investment company under U.S. federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay U.S. federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (unless the Fund elects to use a calendar year), plus any ordinary income and capital gain net income from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax. If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to shareholders will not be deductible by the Fund in computing its taxable income.

Fund distributions also may be subject to state and local taxes.

You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

PLAN OF DISTRIBUTION

General

UBS Financial, as the principal underwriter of the Fund’s Shares, will distribute the Shares on a best efforts basis, subject to various conditions. The Fund also may distribute Shares through brokers or dealers with which it has entered into distribution agreements. The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors. UBS Financial intends to compensate UBS Financial’s or its affiliates’ financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of Shares and for their ongoing servicing of clients with whom they have distributed interests in the Fund. Servicing includes: handling shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser or UBS Financial may reasonably request. Compensation to such financial advisors and other professionals, which will generally be paid on at least a quarterly basis, is based upon a formula that takes into account the amount of client assets being serviced (the “Servicing Compensation”). The Administrator or its affiliates, in the Administrator’s discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of the Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Neither UBS Financial nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

The shareholder’s purchase amount will be deposited into an interest-bearing escrow account set up at PNC Bank Corp. (the “Escrow Agent”) for the benefit of the shareholder. The purchase amount will be released from the escrow account once the shareholder’s order is accepted, and the interest borne on the amount while in escrow will be credited to the shareholder’s brokerage account.

Generally, UBS Financial and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles such as the Fund. This compensation can include distribution or referral fees, investment advisory and/or management fees and certain other fees, including performance fees. As a result of the various payments to UBS Financial and its affiliated companies, the amount of compensation that UBS Financial entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments. For unaffiliated third-party funds, UBS Financial receives fees for distribution, shareholder services or solicitation services, or a combination thereof, depending on the arrangement UBS Financial has with the third party. The payout that your financial advisor receives may differ from one fund to another, even if the two funds are charged the same management fee and/or incentive-based fee (i.e., even if, overall, you would pay the same amount in fees). The differences in compensation may create an incentive for financial advisors to recommend funds for which they receive higher compensation. We encourage you to discuss this with your financial advisor to learn more about the compensation he or she receives.

The Fund has agreed to indemnify UBS Financial, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s duties.

The principal business address for UBS Financial is 51 West 52nd Street, New York, New York 10019.

Purchase Terms

Sales of Shares will be made only to Qualified Investors who have completed and returned a shareholder certification, and whose shareholder certification has been accepted, before a Closing Date. Shareholders may pay to UBS Financial a sales load of up to 2%. The amount of the sales load to which a shareholder will be subject will be determined by the shareholder and its financial adviser, subject to a maximum of 2%. If you want to be subject to a lower sales load, you should speak with your financial advisor. Generally, the stated minimum investment is Shares with an initial value of at least $100,000, which minimum may be reduced in UBS Financial’s sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families. If you want to purchase Shares with a value of less than $100,000, you should speak with your financial advisor. In granting any waiver, consideration is given to various factors, including the shareholder’s overall relationship with UBS Financial, the shareholder’s holdings in other funds affiliated with UBS Financial, and such other matters as UBS Financial may consider relevant at the time. UBS Financial’s financial advisors may receive a reduced sales credit for selling Shares substantially below this stated minimum initial contribution. The Fund may vary the investment minimum from time to time.

Additional Sales

From time to time, the Fund may sell additional Shares to Qualified Investors. In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment. The minimum additional investment in the Fund is $25,000. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. In addition, depending upon the performance of the Fund’s investments, the related growth of the Fund’s net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes – that is to say, the Fund will effectively be returning to each shareholder a portion of the shareholder’s initial investment in the Fund. A return of capital will not be taxable to shareholders at the time of its payment. It will, however, decrease a shareholder’s tax basis in his or her Shares. For example, if a shareholder has a basis in his Shares of $100,000 and then receives a return of capital of $5,000, the shareholder will not have to pay taxes on the return of capital when the shareholder receives it. However, the shareholder’s tax basis in his Shares will be reduced from $100,000 to $95,000. If the shareholder later tenders his Shares for $105,000, the shareholder will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital. Assuming the gain is long-term, the shareholder’s capital gains taxes will have increased from $750 to $1,500. See “Taxes.”

The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive in respect of Shares.

A shareholder’s dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct his broker or dealer otherwise. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders may elect not to reinvest, and are free to change their election at any time, by contacting PFPC or by contacting their broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of shareholders to reinvest distributions and to require shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

RELATED PERFORMANCE OF OTHER ENSO ACCOUNTS

Appendix B to this prospectus contains investment performance information for other accounts that are managed by Enso using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund’s investment program. The information is provided to illustrate the experience and historic investment results obtained by Enso. It should not be viewed as indicative of the future investment performance of the Fund. Future investments will be made under different economic conditions and the Fund is likely to invest a substantial portion of its assets in different securities.

Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

GENERAL INFORMATION

The Fund is a newly formed Delaware statutory trust registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed on October 26, 2007 and has no operating history. The Fund’s address is c/o UBS Financial Services Inc., 51 West 52nd Street, New York, New York 10019 and its telephone number is (800) 486-2608.

TABLE OF CONTENTS OF THE SAI

SIGNATURE REQUIRED

ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS ENSO FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED. Please promptly return completed, executed Investor Certification to Alternative Investments US via Fax: (212) 882-5232, OR Mail: UBS Financial Services Inc., Alternative Investments US, 51 West 52nd Street, New York, NY 10019. Generally, this Investor Certification must be received four business days prior to month’s end in order to invest in the Fund’s next monthly closing.

UBS ENSO FUND INVESTOR CERTIFICATION

This certificate relates to UBS Enso Fund (the “Fund”) and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the “Net Worth Requirement”); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a “Plan”) that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund’s incentive fee and limited provisions for transferability and withdrawal and have carefully read and understand the “Advisory Fee and Incentive Fee” and “Redemptions, Repurchases of Shares and Transfers” provisions in the prospectus.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the “Code”)) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a “Benefit Plan”), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the “Fiduciary”), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary’s responsibilities under ERISA: i) the Fiduciary’s investment standards under ERISA in the context of the Benefit Plan’s particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Trustees, or any of their affiliates, (collectively, the “Affiliates”); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its Affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐	I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

By signing below, I confirm that with respect to the information maintained by UBS Financial Services Inc. regarding my portfolio, the investment objective and risk profile applicable to that portion of my portfolio invested in the Fund are, respectively, “capital appreciation” and “aggressive/speculative.”

☐	Please check this box if this is an additional investment in the Fund.

UBS Account Number:	SSN/TAX ID Number:	SIGNATURE REQUIRED	►	Investor Signature: ____________________________ Date: ___________________
☐ ☐ ☐☐ ☐☐ ☐☐ ☐ ☐☐ ☐ ☐☐ ☐☐ ☐☐				Print Investor Name:

For Financial Advisors and Branch Managers Only:
Investor Suitability: With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:
(1) informed the client of all pertinent facts relating to the liquidity and transferability of the Fund; and

(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client’s age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b) the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client’s financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; and (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the Fund; (iii) the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund.

Will this investment result in the client holding more than 30% of his/her net worth as evidenced on CAI in Alternative Investments? /___/ YES /___/ NO

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth), I have ascertained from the appropriate parties (such as the client’s trustee or general partner) that all of the client’s beneficial owners meet such requirements.

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.
FA Signature : ___________________________ FA Name: __________________________ Division: __________ Date: ____________ Tel #: _________________

SIGNATURE REQUIRED

ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS ENSO FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED. Please promptly return completed, executed Investor Certification to Alternative Investments US via Fax: (212) 882-5232, OR Mail: UBS Financial Services Inc., Alternative Investments US, 51 West 52nd Street, New York, NY 10019. Generally, this Investor Certification must be received four business days prior to month’s end in order to invest in the Fund’s next monthly closing.

UBS ENSO FUND – INTRANET INVESTOR CERTIFICATION

This certificate relates to UBS Enso Fund (the “Fund”) and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the “Net Worth Requirement”); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a “Plan”) that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund’s incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the “Advisory Fee and Incentive Fee” and “Redemptions, Repurchases of Shares and Transfers” provisions in the prospectus.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the “Code”)) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a “Benefit Plan”), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the “Fiduciary”), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary’s responsibilities under ERISA: i) the Fiduciary’s investment standards under ERISA in the context of the Benefit Plan’s particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Trustees, or any of their affiliates, (collectively, the “Affiliates”); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its Affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐	I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

By signing below, I confirm that with respect to the information maintained by UBS Financial Services Inc. regarding my portfolio, the investment objective and risk profile applicable to that portion of my portfolio invested in the Fund are, respectively, “capital appreciation” and “aggressive/speculative.”

☐	Please check this box if this is an additional investment in the Fund.

UBS Account Number:	SSN/TAX ID Number:	SIGNATURE REQUIRED	►	Investor Signature: ____________________________ Date: ___________________
☐ ☐ ☐☐ ☐☐ ☐☐ ☐ ☐☐ ☐ ☐☐ ☐☐ ☐☐				Print Investor Name:

For Financial Advisors and Branch Managers Only:
Investor Suitability: With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:
(1) informed the client of all pertinent facts relating to the liquidity and transferability of the Fund; and

(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client’s age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b) the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client’s financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; and (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the Fund; (iii) the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund.

Will this investment result in the client holding more than 30% of his/her net worth as evidenced on CAI in Alternative Investments? /___/ YES ./___/ NO

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth), I have ascertained from the appropriate parties (such as the client’s trustee or general partner) that all of the client’s beneficial owners meet such requirements.

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.
FA Signature : ___________________________ FA Name: ____________________________ Division: __________ Date: ____________ Tel #: _________________

Financial Advisors must reconcile the information listed on this certification with the client’s account records, including updating the client’s net worth, objectives and any other relevant information.

Branch Manager Signature: I certify that I have reviewed the completed Investor Suitability section above, the client investor certification and Client Account Information, and I agree, based upon the information known to me, with the Financial Advisor’s determination that the investment being subscribed for is suitable and appropriate for the client.

BOM Signature: _________________________________ BOM Name: ______________________________ Date**: _______________
** The CAI information that accompanies this form must be dated before or the same day this certification is signed.

* As used herein, “net worth” means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining “net worth,” the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

Appendix B

ADVISER'S ADJUSTED COMPOSITE PERFORMANCE INFORMATION

Enso Capital Management LLC (“Enso”) employs an investment program for UBS Enso Fund (the “Fund”) that is substantially the same as the investment program that it employs in managing various other investment accounts that have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund (the “Other Accounts”). The personnel of Enso who are responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Other Accounts.

Because of the similarity of investment programs, as a general matter, Enso will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Enso for the Other Accounts. Enso will evaluate for the Fund and for the Other Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Accounts at a particular time. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Accounts may differ. See "Risk Factors" herein and "Conflicts of Interest" in the Statement of Additional Information.

THE TABLE ON THE NEXT PAGE SETS FORTH FOR THE PERIODS INDICATED COMPOSITE PERFORMANCE INFORMATION OF ALL OTHER ACCOUNTS MANAGED BY ENSO THAT HAVE INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES THAT ARE SUBSTANTIALLY SIMILAR TO THE FUND. THE FOLLOWING TABLE PRESENTS ANNUAL PERFORMANCE INFORMATION FOR THE OTHER ACCOUNTS AND FOR VARIOUS INDICES. THE RETURNS SHOWN FOR THE OTHER ACCOUNTS REFLECT THE DEDUCTION OF EACH OTHER ACCOUNT'S ACTUAL EXPENSES. FEES CHARGED TO, AND EXPENSES BORNE BY, THE FUND MAY BE HIGHER AND, THUS, THE COMPOSITE PERFORMANCE MAY BE LOWER THAN THAT SHOWN IN THE TABLE ON THE NEXT PAGE IF THE OTHER ACCOUNTS HAD BEEN SUBJECT TO THE FEES AND EXPENSES OF THE FUND. THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. FUTURE INVESTMENTS WILL BE MADE UNDER DIFFERENT ECONOMIC CONDITIONS; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER ACCOUNTS. UNLIKE THE FUND, CERTAIN OF THE OTHER ACCOUNTS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS, OR TO THE SAME REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TO WHICH THE FUND IS SUBJECT, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER ACCOUNTS’ PERFORMANCE. THE FUTURE PERFORMANCE OF THE FUND, THE OTHER ACCOUNTS AND THE VARIOUS INDICES MAY DIFFER.

COMPOSITE PERFORMANCE INFORMATION

OF OTHER ACCOUNTS AND VARIOUS INDICES

THROUGH FEBRUARY 29, 2008

ANNUAL RETURNS & RISK STATISTICS

	Other Accounts (1)	MSCI World(2,3)	S&P 500 (2,4)
2008 through 2/29/08	5.4%	-8.1%	-9.1%
2007	11.9%	9.7%	5.5%
2006	13.2%	20.7%	15.8%
2005	9.3%	10.1%	4.9%
2004	9.9%	15.3%	10.9%
2003	16.1%	33.8%	28.7%
2002 (July-December)	2.6%	-12.0%	-10.3%
AVERAGE ANNUAL RETURNS SINCE INCEPTION	12.1%	11.1%	7.2%
MONTHLY STANDARD DEVIATION ANNUALIZED (5)(6)	7.9%	12.1%	11.7%
SHARPE RATIO (5)(7)	1.13	0.71	0.42

(1) These tables present the investment performance of the Other Accounts. The information contained in these tables was prepared by Enso based on the following facts and assumptions:

(a) The composite performance information is an asset-weighted average of the returns of each of the Other Accounts.

(b) The returns shown for the Other Accounts reflect the deduction of each Other Account's actual expenses. The Other Accounts’ returns take into account each Other Account’s actual expenses. The returns do not reflect the reinvestment of any distributions made by the Other Accounts. The Fund’s fees and expenses may be higher than those of each of the Other Accounts.  Were they higher, the composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Fund.

(c) The composite performance information for the Other Accounts includes the performance from inception in July 2002 through July 2005 of a domestic and offshore private fund. From July 2005 on, performance data includes a managed account in addition to the domestic and offshore private fund. The composite performance information for the Other Accounts was not prepared in compliance with the GIPS® standards (Global Investment Performance Standards).

(2) Does not reflect fees or expenses of any kind.

(3) The Morgan Stanley Capital International World Index ("MSCI World Index") is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  As of June 2007, the MSCI World Index consisted of the following 23 developed market country indices:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(4) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.  No index is directly comparable to the Other Accounts or to the Fund.

(5) Returns and Risk numbers are measured from the commencement of Enso’s management of the Other Accounts in July of 2002.

(6) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

(7) A measure of risk-adjusted return calculated using standard deviation and excess return to determine reward per unit of risk.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Accounts. Past performance is not indicative of future results or performance of any account managed by Enso, or of the Fund. There is no guarantee that the Fund will achieve its investment objective. Investing in the Fund involves a high degree of risk. You can lose money.

STATEMENT OF ADDITIONAL INFORMATION

UBS ENSO FUND

51 West 52nd Street New York, New York 10019 toll-free (800) 486-2608
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April 9, 2008
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This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of UBS Enso Fund (the “Fund”), dated April 9, 2008. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less. The Fund has adopted a fundamental policy for its interval fund structure. The Fund may not:

•

Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

•

Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities.

•

Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.

•

Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business, and except that it may acquire, hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of such other assets.

•

Purchase or sell commodities or commodity contracts, except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include: short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of the Fund.

REPURCHASES AND TRANSFERS OF SHARES

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value all or any portion of Shares of a shareholder, or any person acquiring Shares from or through a shareholder:

•

if such Shares have been transferred in violation of the Fund’s Agreement and Declaration of Trust, or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder;

•

if ownership of such Shares by a Shareholder or other person will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

if continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any of its Shareholders to an undue risk of adverse tax or other fiscal consequences;

•	at such time as such Shareholder owns Shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or
•	if it would be in the best interests of the Fund, as determined by the Trustees, for the Fund to repurchase such Shares.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to UBS Fund Advisor, L.L.C. (the “Administrator”) its authority to consent to transfers of Shares. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder’s equity owners in certain circumstances, at the time of purchase has a net worth (with their spouse) of more than $1.5 million or otherwise meets the standard for a “qualified client” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, and must be accompanied by a properly completed shareholder certification.

Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

TRUSTEES

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of Trustees of a registered investment company organized as a corporation.

Currently, three of the Trustees are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”) and perform the same functions for the Fund as are customarily exercised by the non-interested Trustees of a registered investment company organized as a corporation. The identity of the Trustees and brief biographical information regarding each Trustee is set forth below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Trusteeships/ Trusteeships Held by Trustee Outside Fund Complex
INDEPENDENT TRUSTEES
George W. Gowen (78) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Trustee	Term — Indefinite Length—since Inception	Law partner of Dunnington, Bartholow & Miller	12	None
Stephen H. Penman (61) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Trustee	Term — Indefinite Length—since Inception	Professor of Financial Accounting of the Graduate School of Business, Columbia University	12	None
Virginia G. Breen (43) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Trustee	Term — Indefinite Length—since Inception	General Partner of Sienna Ventures and Blue Rock Capital	2	Director of: CMGI, Inc., Excelsior Absolute Return Fund of Funds, L.L.C., Excelsior Buyout Investors, L.L.C., Excelsior LaSalle Property Fund, Inc., and UST Global Private Markets Fund, L.L.C.
INTERESTED TRUSTEE
Meyer Feldberg (65) [2] UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Trustee	Term — Indefinite Length—since Inception	Dean (Emeritus since March 2005) and Sanford C. Bernstein Professor of Leadership and Ethics of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley & Co. Incorporated since March 2005	48	Director of: Primedia, Inc., Federated Department Stores, Inc., Revlon, Inc. and SAPPI, Ltd.
OFFICERS WHO ARE NOT TRUSTEES
Douglas A. Lindgren (46) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Principal Executive Officer	Term — Indefinite Length—since Inception	Managing Trustee of UBS Financial Services Inc. since July 2005 Prior to July 2005, Managing Trustee and Head of Alternative Investments of United States Trust Company, N.A.	N/A	N/A
Robert F. Aufenanger (54) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Principal Accounting Officer	Term — Indefinite Length—since Inception

Executive Trustee of UBS Alternative Investments US since April 2007
Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group of U.S. Trust Corporation from 2003 - 2007; Consultant to private equity funds from 2002 - 2003

			N/A	N/A
Frank S. Pluchino (48) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Chief Compliance Officer	Term — Indefinite Length—since Inception

Assistant Trustee of Compliance of UBS Financial Services Inc. since 2003
Prior to 2003, Chief Compliance Officer of LibertyView Capital Management, Inc., an investment adviser, and LibertyView Alternative Asset Management, Inc., an NASD broker-dealer

			N/A	N/A

[1] Of the 48 funds/portfolios in the complex, 36 are advised by an affiliate of UBS Financial Services Inc. and 12 comprise the UBS Financial Services Alternative Investments US (the “Alternative Investment Group”) group of funds, including the Fund.

[3] Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the Alternative Investment Group’s funds do business.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days’ prior written notice to the other Trustees, subject to waiver of notice, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee. The current members of each of the Audit Committee and the Nominating Committee are George W. Gowen, Stephen H. Penman and Virginia G. Breen, constituting all of the Independent Trustees of the Fund. Mr. Penman currently is the Chairman of the Audit Committee, and Mr. Gowen currently is the Chairman of the Nominating Committee. The function of the Audit Committee, pursuant to its adopted written charter, is (1) to oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) to oversee or assist in Board oversight of the integrity of the Fund’s financial statements, and the Fund’s compliance with legal and regulatory requirements, and (3) to approve prior to appointment the engagement of the Fund’s independent auditors and review the independent auditors’ qualifications and independence and the performance of the independent auditors.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Trustees of the Fund. The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Trustees made by Fund management and by Fund shareholders who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Trustees, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate.

The following table sets forth the dollar range of each Trustee’s ownership of equity securities of the Fund and other registered investment companies overseen by the Trustee within the Fund Complex, in each case as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Trustee in Fund Complex

Virginia G. Breen	None	None
Meyer Feldberg	None	Over $100,000
George W. Gowen	None	None
Stephen H. Penman	None	None

As of December 31, 2007, none of the Trustees or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Board Members*
Meyer Feldberg***	$13,333	$160,000 (50)**
Trustee
George W. Gowen	$12,500	$150,000 (12)**
Trustee
Stephen H. Penman	$13,750	$165,000 (12)**
Trustee
Virginia G. Breen	$12,500	$25,000 (2)**
Trustee

* Estimated for the fiscal year ending December 31, 2008.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Director served as of December 31, 2007. For 2007, each of Messrs. Gowen, Penman and Feldberg served as a director of 13 registered investment companies in the UBS Alternative Investments US Fund Complex. The two other funds within the Fund Complex either have been, or are currently being, liquidated.

* * * Interested Director. Mr. Feldberg received additional compensation directly from UBS Global Asset Management (US) Inc., an indirect affiliate of UBS Fund Advisor, L.L.C., with respect to his service as an interested board member of funds advised by UBS Global Asset Management (US) Inc.

The Trustees will each be paid by the Fund an annual retainer of $7,500, per meeting fees of $1,000, and $250 in the case of telephonic meetings. In addition, the chairman of the Audit Committee will receive an additional annual fee of $15,000, and the chairman of the Board will receive an additional annual fee of $10,000, each of which will be split equally among the funds in the Alternative Investment Group, including the Fund. All Trustees will be reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees will not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

The Alternative Investment Group has adopted a code of ethics under Rule 17j-1 of the Investment Company Act that applies to the Fund, the Adviser and UBS Financial and permits covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Enso Capital Management LLC ("Enso"), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the "Voting Guidelines"). The Voting Guidelines provide as follows:

General Proxy Voting Policies

Enso understands and appreciates the importance of proxy voting. Enso has appointed, a third party proxy, Institutional Shareholder Services (“ISS”) to generally manage the receipt of incoming proxies, maintain a log of all proxies, and place votes based upon specified policies and guidelines that have been established by Enso in the best interest of advisory clients and investors. Furthermore, in the event that Enso decides to directly exercise discretion to vote a proxy (as opposed to delegating such discretion to ISS), Enso will vote any such proxies in the best interests of advisory clients and investors (as applicable) and in accordance with the procedures outlined below (as applicable).

Proxy Voting Procedures

All proxies sent to advisory clients that are actually received by Enso (to vote on behalf of the advisory clients) will be provided to Enso's Chief Compliance Officer.

Enso's Chief Compliance Officer will generally adhere to the following procedures (subject to limited exception):

•	A written record of each proxy received by Enso (on behalf of its advisory clients) will be kept in Enso's files;

•	Enso’s Chief Compliance Officer will determine which of Enso's advisory clients hold the security to which the proxy relates;

•	As needed, Enso's Chief Compliance Officer will call a meeting (which may be via telephone) of Enso's Proxy Voting Committee and provide each committee member with:

•	a copy of the proxy;

•	a list of the advisory clients to which the proxy is relevant;

•	the amount of votes controlled by each advisory client; and

•	the deadline that such proxies need to be completed and returned.

•

Prior to voting any proxies, Enso's Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, Enso's Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

•

If no material conflict is identified pursuant to these procedures, Enso's Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth below. Enso's Chief Compliance Officer will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

•	Enso is empowered to retain an independent third party (such as ISS) to vote proxies in certain situations (including situations where a material conflict of interest is identified).

Handling of Conflicts of Interest

As stated above, in evaluating how to vote a proxy, Enso's Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Enso and its advisory clients. This examination will include (but will not be limited to) an evaluation of whether Enso (or any affiliate of Enso) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an advisory client of Enso.

If a conflict is identified and deemed "material" by Enso’s Proxy Voting Committee, Enso may appoint ISS to vote on such proxy and/or will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of affected advisory clients.

With respect to material conflicts, Enso will determine whether it is appropriate to disclose the conflict to affected advisory clients and investors and give investors the opportunity to vote the proxies in question themselves except that if the advisory client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the investment management agreement between Enso and the ERISA advisory client reserves the right to vote proxies when Enso has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA advisory client, Enso will:

•	Give the ERISA advisory client the opportunity to vote the proxies in question themselves; or

•	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA advisory clients (if any).

Voting Guidelines

In the absence of specific voting guidelines mandated by a particular advisory client, Enso will endeavor to vote proxies in the best interests of each advisory client.

Although voting certain proxies may be subject to the discretion of Enso, Enso is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its advisory clients:

•	Enso will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

•	election of directors (where there are no related corporate governance issues);

•	selection or reappointment of auditors; or

•	increasing or reclassification of common stock.

•	Enso will generally vote against proposals that:

•	make it more difficult to replace members of the issuer's board of directors or board of managers; and

•	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain advisory clients of Enso).

•	Enso will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

•

Enso will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

•

Enso will generally vote against proposals to move the company to another state less favorable to shareholders' interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

Disclosure of Procedures

Employees should note that a brief summary of these proxy voting procedures will be included in Enso's Form ADV Part II and will be updated whenever these policies and procedures are updated. Enso's Chief Compliance Officer will be responsible for sending a copy of this summary to all existing advisory clients. Advisory clients and investors will also be provided with contact information as to how such advisory clients and investors can obtain information about: (a) the details of Enso's proxy voting procedures (i.e., a copy of these procedures); and (b) how Enso has voted proxies that are relevant to the affected advisory client or Investor.

Record-keeping Requirements

Enso's Chief Compliance Officer will be responsible for maintaining files relating to Enso's proxy voting procedures. Records related to proxies voted by ISS will be maintained on the ISS platform (which is fully accessible by Enso). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Enso. Records of the following will be included in the files:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;

•

A copy of each proxy statement that Enso actually receives; provided, however, that Enso may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

•	A record of each vote that Enso casts;

•	A copy of any document that Enso created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

•

A copy of each written request for information on how Enso voted such advisory client's proxies and a copy of any written response to any request for information on how Enso voted proxies on behalf of advisory clients.

Information regarding how Enso (and thus the Adviser) voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling (800) 486-2608, and is available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of November 15, 2007 ( the “Investment Advisory Agreement”).

The Adviser was formed as a Delaware limited liability company on October 26, 2007 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The offices of the Adviser are located at 51 West 52nd Street, New York, New York 10019, and its telephone number is (800) 486-2608. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the Investment Company Act at 51 West 52nd Street, New York, New York 10019.

The Adviser is a joint venture between UBSFA and Enso. UBSFA is the managing member of the Adviser and oversees the Adviser’s provision of investment advice and day-to-day management to the Fund. Enso provides the Adviser with use of and access to such of its personnel, research and facilities as the Adviser requires to manage the Fund’s investment portfolio, and these individuals have the sole responsibility, subject only to the oversight of the Adviser and the Board, for the investment advisory services provided to the Fund.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was initially approved by the Fund’s full Board and by the Trustees who are not “interested persons” (as defined by the Investment Company Act) of the Fund or the Adviser at a meeting held in person on November 15, 2007, and also was approved on such date by the then sole shareholder of the Fund. The Investment Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Fund’s Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Advisory Agreement has an initial term that expires two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not “interested persons” of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the Investment Company Act).

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Portfolio Management

The Fund’s Portfolio Manager manages multiple accounts in addition to the Fund, including other pooled investment vehicles (hedge funds) and separately managed accounts.

The Portfolio Manager’s goal is to provide high quality investment services to all of his clients, including the Fund. Enso has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, Enso could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Manager may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

All accounts managed by Enso are currently charged similar advisory and performance fees. However, a potential conflict of interest could arise if Enso were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers' compensation.

The Portfolio Manager receives compensation comprised of two components: a base partner draw which is fixed annually and is paid throughout the year; and his proportionate share of the annual net profits earned by Enso from advisory fees and performance-based fees derived from its client accounts, including the Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2007.  All such accounts, and the assets managed thereunder, bear performance-based advisory fees.

Joshua A. Fink

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
0	0	3	$643 million	2	$99 million

The Portfolio Manager does not beneficially own any Shares in the Fund.

CONFLICTS OF INTEREST

UBSFA

UBSFA and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, “UBSFA Clients”). The Fund has no interest in these activities. UBSFA and its officers or employees who assist UBSFA in its oversight of the Adviser are engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and UBSFA Clients. UBSFA and its officers and employees devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

UBS Financial or its affiliates may provide brokerage and other services, including engaging in agency transactions, from time to time to one or more accounts or entities, including the Fund, managed by Enso or one of its affiliates and may receive compensation for providing these services.

UBS Financial and its affiliates, in the ordinary course of their business, have in the past and may in the future, have other business relationships giving rise to compensation, such as underwriting, market-making or investment banking relationships, with Enso and others involved with Enso, or with parties adverse to Enso.

Enso

Enso and certain of the investment professionals who are principals of or employed by Enso or its affiliates (collectively with Enso, the “Enso Managers”) carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (“Enso Accounts”). The Fund has no interest in these activities. Enso and the investment professionals who, on behalf of the Adviser, manage the Fund’s investment portfolio are engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Enso Accounts. Such persons devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Enso and its affiliates may engage in certain research activities through which, and its representatives may sit on the boards of certain companies, as a result of which, the Adviser may acquire confidential or material non-public information with respect to certain companies. As a result, the Adviser may be restricted from engaging in transactions involving those company’s securities on behalf of the Fund.

Participation in Investment Opportunities

The Adviser employs an investment program for the Fund that is substantially similar to the investment program employed by the Enso Managers for some of the Enso Accounts. Accordingly, as a general matter, the Adviser considers participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Enso Managers for the Enso Accounts. There may be, however, circumstances under which the Enso Managers may cause one or more Enso Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Enso Managers may consider participation by the Enso Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund, and it is anticipated that the Enso Managers will evaluate for each Enso Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Enso Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; (5) the investment strategy of the particular entity or account; and (6) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Enso Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Enso Accounts may differ considerably from time to time. In addition, the fees and expenses of the Fund differ from those of the Enso Accounts. Accordingly, prospective shareholders should note that the future performance of the Fund and the Enso Accounts may vary.

When the Adviser and the Enso Managers determine that it would be appropriate for the Fund and one or more Enso Accounts to participate in an investment opportunity at the same time, they attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Enso Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Enso Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Enso Managers for the Enso Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the Enso Accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Fund and the Enso Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the Investment Company Act) with the Enso Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

The members of the Adviser, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of UBSFA or Enso, or by the Enso Managers for the Enso Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

Except in accordance with applicable law, the Adviser and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, the Fund may effect certain principal transactions in securities with one or more Enso Accounts, except for accounts in which Enso or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from Enso’s or any affiliate’s appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase and an Enso Account to sell, or the Fund to sell and an Enso Account to purchase, the same security or instrument on the same day.

Future investment activities of UBSFA or Enso, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

TAX ASPECTS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated as, and to qualify annually as, a “regulated investment company” under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at end of each quarter of the taxable year: (b) at least 50% of the value of the Fund’s assets is represented by (I) cash and cash items, U.S. Government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without deduction for dividends paid) and net capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, unless the Fund elects to use a calendar year and (3) any ordinary income and capital gain net income for previous years that were not distributed during those years.

If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income to the extent of the Fund’s earnings and profits. For taxable years beginning on or before December 31, 2010, qualified dividend income received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.” A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2010. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion, if any, of the dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction (the “DRD”) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (“IRS”) a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Options and Hedging Transactions

The taxation of equity options and over-the-counter options on debt securities is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security, and any resulting gain or loss will be capital gain or loss and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts and forward contracts in which the fund may invest are “Section 1256 contracts” governed by Section 1256 of the Code. Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on December 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.

Investment in Non-U.S. Securities

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

It is anticipated that the Fund will be operated so as to meet the requirements of the Code to “pass through” to shareholders of the Fund credits for foreign taxes paid, although there can be no assurance that these requirements will be met.

Passive Foreign Investment Company

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.

Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Dividends from a PFIC and certain other foreign corporations are not eligible for treatment as “qualified dividend income.” See “Distributions” above for a discussion regarding the taxation of qualified dividend income.

Certain other “anti-deferral” rules could apply to the extent the Fund owns 10% or more of the voting powers of the voting stock of a “controlled foreign corporation.”

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investments in Securities of Uncertain Tax Character

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

BROKERAGE

The Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. On the great majority of foreign stock exchanges, commissions are fixed. Transactions on some foreign stock exchanges and on U.S. stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In executing transactions on behalf of the Fund, the Adviser seeks to obtain the best execution for the Fund, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Fund with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser generally seeks reasonably competitive commission rates, the Fund may not necessarily pay the lowest commission available on each transaction. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. The Fund may execute portfolio brokerage transactions through UBS Financial or its affiliates, subject to compliance with the Investment Company Act.

Following the principle of seeking best execution, the Adviser may place brokerage business on behalf of the Fund with brokers that provide the Adviser and its affiliates, including the Enso Managers, with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This supplemental information may be useful to the Adviser and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

Although the Fund cannot accurately predict its portfolio turnover, the Fund expects that its annual portfolio turnover rate for securities generally will be between 45% and 55%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. A portfolio turnover rate of 100% or more is considered to be high. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders at ordinary income tax rates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 5 Times Square, New York, New York 10036.

Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, acts as legal counsel to Enso.

CUSTODIAN

PFPC Trust Company (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

FINANCIAL STATEMENTS

The financial statements of the Fund for the periods indicated follow.

UBS ENSO FUND

Financial Statements

For the period from November 13, 2007 (date of organization) to

April 3, 2008

UBS ENSO FUND

Financial Statements

For the period from November 13, 2007 (date of organization) to

April 3, 2008

Contents

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Notes to Financial Statements	4

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Phone: (212) 773-3000 www.ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

of UBS Enso Fund

We have audited the accompanying statement of assets and liabilities of UBS Enso Fund (the “Fund”), including the related statement of operations for the period from November 13, 2007 (date of organization) to April 3, 2008. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UBS Enso Fund at April 3, 2008 and the results of its operations for the period from November 13, 2007 (date of organization) to April 3, 2008, in conformity with U.S. generally accepted accounting principles.

April 3, 2008

UBS ENSO Fund
Statement of Assets and Liabilities

As of April 3, 2008

ASSETS

Cash and cash equivalents	$225,000
Deferred offering costs	250,000

Total Assets	475,000

LIABILITIES
Offering cost payable	250,000
Accrued organizational expenses	125,000

Total Liabilities	375,000

Net Assets	$100,000

NET ASSETS

Paid-in capital	$225,000
Accumulated net investment loss	(125,000)

Net Assets	$100,000

Shares outstanding	2,250
Net asset value per share	$44.44

The accompanying notes are an integral part of these statements.

UBS ENSO Fund
Statement of Operations

For the period from November 13, 2007 (date of organization) to April 3, 2008

EXPENSES

Organization expenses	125,000

Total Expenses	125,000

Net Investment Loss	(125,000)

The accompanying notes are an integral part of these financial statements.

UBS ENSO Fund Notes to Financial Statements

1.	Organization

UBS ENSO Fund (the “Fund”) was formed on November 13, 2007 as a statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund currently has no operations other than those related to organizational matters.

The Adviser is a joint venture between UBS Fund Advisor, L.L.C. (“UBSFA”) and UBS Enso Capital Management LLC (“Adviser”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Joshua A. Fink, chief executive officer and chief investment officer of Enso, serves as the Fund’s portfolio manager (the “Portfolio Manager”) and provides day-to-day management of the Fund’s investment portfolio, under the oversight of UBSFA’s personnel. UBSFA is a direct, wholly owned subsidiary of UBS Americas, Inc. (“UBS Americas”), which, in turn, is an indirect wholly owned subsidiary of UBS AG, a Swiss bank. UBSFA is registered as an investment adviser under the Advisers Act. UBSFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

The Fund’s investment objective is to achieve consistent, risk-adjusted returns that are uncorrelated to both general market indices and hedge fund indices, while preserving capital and minimizing downside risk and volatility. The Fund seeks to achieve its investment objective by investing both long and short in a broad portfolio of global equity securities. It is expected that under normal market conditions approximately two-thirds of the Fund’s assets will be invested outside of North America. The Adviser evaluates investment opportunities using primary bottom-up research. Subject to the core objective of capital preservation and the Adviser’s risk management process, the Portfolio Manager will allocate capital in the Fund to investments that he views as having the potential for the highest expected returns under prevailing market conditions. The Fund expects to commence operations on April 21, 2008.

The Fund is offering up to $500,000,000 of shares of beneficial interest (the “Shares”) at an initial price of $100 per Share. The Shares are being distributed by UBS Financial Services Inc. (“UBS Financial”), the Fund’s principal underwriter, and other brokers or dealers. UBS Financial or its affiliates may pay from their own resources compensation to their financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders. Generally, the stated minimum investment is Shares with a value of at least $100,000, which minimum may be reduced in UBS Financial’s sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families. To provide liquidity to shareholders, the Fund will make semi-annual offers to repurchase at net asset value between 5% and 25% of its outstanding Shares at the Board’s discretion.

2.	Significant Accounting Policies

The Fund’s organizational expenses estimated at $125,000 have been expensed. Offering costs, estimated to aggregate approximately $250,000, is recorded as a deferred charge until operations begin and thereafter will be amortized to expense over twelve months on a straight line basis as the fund intends to have a continuous offering. If the offering period terminates earlier than expected, the remaining deferred balance will be charged to expense.

The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

3.	Management Fee and Incentive and Other Fees

The Fund will pay a monthly advisory fee to the Adviser and administrator fee to UBSFA for management services and administrative services at the annual rate of 1.50% and 0.50%, respectively, of the Fund’s net assets.

In addition, the shares will be subject to an incentive fee (the “Incentive Fee”) payable to the Adviser, generally calculated as of the end of each fiscal year and at certain other times, equal to 20% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal period, net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the “cumulative loss”) have been recovered by the Fund, occasionally referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period.

4.	Income Taxes

The Fund intends to elect and to qualify, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.